VAUGHAN NELSON SELECT FUND

Supplement dated April 27, 2020, to the Prospectus and Summary Prospectus of Vaughan Nelson Select

Fund, each dated April 1, 2020, as may be revised or supplemented from time to time.

The Annual Fund Operating Expense table within the section "Fund Fees & Expenses" is amended and restated as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y

Management fees1	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%

Other expenses	0.18%	0.18%	62.73%	0.18%2	0.18%

Total annual fund operating expenses	1.18%	1.93%	63.48%	1.18%	0.93%

Fee waiver and/or expense reimbursement3,4	0.03%5	0.03%5	62.63%	0.03%5	0.03%5

Total annual fund operating expenses after fee	1.15%	1.90%	0.85%	1.15%	0.90%
waiver and/or expense reimbursement

1Management fees have been restated to reflect the current management fees for the Fund, effective as of July 1, 2019.

2Other expenses are estimated for the current fiscal year.

3Natixis Advisors, L.P. ("Natixis Advisors") has given a binding contractual undertaking to the Fund to limit the amount of the

Fund's total annual fund operating expenses to 1.15%, 1.90%, 0.85%, 1.15% and 0.90% of the Fund's average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, dividend expenses on securities sold short, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2021 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Fund's investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

4Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through March 31, 2021 and may be terminated before then only with the consent of the Fund's Board of Trustees.

5In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed the amounts disclosed in the table, the Adviser may voluntarily waive additional advisory fees. This may result in the Class A, C, T and Y shareholders realizing a total annual fund operating expense after fee waiver and/or expense reimbursement lower than 1.15%, 1.90%, 1.15% and 0.90% of the Fund's average daily net assets for Class A, C, T and Y shares, respectively. This additional waiver may be terminated at any time.